S000010027 [Member] Investment Strategy - The MidCap Growth Fund	Oct. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]
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Under normal market conditions, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in stocks, primarily common stocks, of mid‑cap issuers. These issuers will have public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap® Growth Index (“Index”) at the time of investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The equity capitalization range of public companies in the Index was $134.6 million to $88.9 billion as of December 31, 2025. The Fund may also invest up to 20% of its net assets in small-cap issuers.

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Using a predominately quantitative analysis, with some additional fundamental analysis depending on market conditions, the Fund invests principally in stock of companies that had low price volatility in the past. The Fund’s adviser believes that investing in a portfolio of companies with low price volatility will lead to future capital appreciation.

•	The Fund may invest a significant amount of its assets from time to time in technology sectors.
•	The Fund will provide shareholders with at least 60 days’ notice before changing its 80% investment policy.

Strategy Portfolio Concentration [Text]	The Fund may invest a significant amount of its assets from time to time in technology sectors.